UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

November 2, 2012

Date of Report (Date of earliest event reported)

CCFNB Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-19028	23-2254643
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

232 East Street

Bloomsburg, PA 17815

(Address of principal executive offices)

570-784-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address,

if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 2, 2012, CCFNB Bancorp, Inc. issued a press release titled “CCFNB Bancorp, Inc. Reports Third Quarter 2012 Earnings”, attached as Exhibit 99.1 to this Current Report of Form 8-K and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The exhibit listed in the Exhibit Index accompanying this form 8-K is furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 2, 2012		CCFNB Bancorp, Inc.

	By:	/s/ Jeffrey T. Arnold
	Name:	Jeffrey T. Arnold, CPA, CIA
	Title:	Chief Financial Officer

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EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Press Release dated November 2, 2012 Titled “CCFNB Bancorp, Inc. Reports Third Quarter 2012 Earnings”	Furnished herewith.

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